FORM 8-K FOR E*TWOMEDIA.COM INC.
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM 8-K/A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) August 26, 1999
--------------------------------------------------------------------------------


                                 E*twoMedia.com
                           --------------------------
                           (Exact name of registrant)

           Nevada                        0-18049                 91-1317131
----------------------------         ----------------       -------------------
(State or other jurisdiction         (Commission File          (IRS Employer
     or incorporation)                   Number)            Identification No.)

                    26 Broadway Suite 1650 New York, NY 10004
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code (212) 943-5200

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         In exchange for 100 Percent of the issued and outstanding shares of FPS Ltd. registrant issued 17,000,000 of its common stock (approximately 85%) to Daniel Jefferies.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Etwomedia.com has concluded the acquisition of FPS Limited of London in a stock for stock exchange.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         NOT APPLICABLE

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         NO CHANGE.

ITEM 5.  OTHER EVENTS

         NOT APPLICABLE    .

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         As of August 27, 1999 Michael A. Cassin has resigned as President and Director of Registrant. Daniel Jefferies remains as Chairman of the Board and Sole Director of Registrant.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit A and B Unaudited Financial Statements of FPS Limited.

ITEM 8.  CHANGE IN FISCAL YEAR

         NO CHANGE.

         SIGNATURE


Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                             E*twoMEDIA. Com Inc.

Date: November 4, 1999                  By:  /s/ Daniel Jefferies
                                             --------------------
                                             Daniel Jefferies
                                             President

                                    FPS Ltd.
                           CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)
                                 AUGUST 31, 1999

Assets
Current Assets:
   Cash                                                            $ (49,468)
   Trade Accounts Receivable                                         358,788

Fixed Assets
   Fixed Assets (Net of Accumulated Depreciation of 14,500)           23,129

Other Assets
   Prepaid Expenses                                                   61,033
                                                               -------------

   Total Assets                                                    $ 393,482
                                                               =============

Liabilities and Stockholders' Equity
Current Liabilities
   Trade Payables                                                  $ 396,980
   Accrued Expenses                                                  107,765
   Taxes Payable                                                      27,687
                                                               -------------

   Total Current Liabilities                                         532,433
                                                               -------------

Other Liabilities
   Deferred Income                                                   400,075
   Loans Payable                                                     300,942
                                                               -------------

   Total Other Liabilities                                           701,018
                                                               -------------

Equity

   Retained Earnings                                                (839,969)

   Net Stockholders' equity                                         (839,969)
                                                               -------------

   Total Liabilities and Stockholders' Equity                      $ 393,482
                                                               =============

                                    FPS Ltd.
                      CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)


                                                               For the Eight
                                                                Months Ended
                                                              August 31, 1999
                                                              ---------------

Revenues

   Publishing Revenues                                           $ 713,524
                                                                ----------

Cost and expenses

   Direct Production Costs                                         451,589
   General and administrative                                      282,409
   Interest                                                          4,786
   Depreciation                                                      4,854
                                                                ----------

   Total Expenses                                                  743,638
                                                                ----------

Net Loss                                                          $(30,113)
                                                                ==========